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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 26, 2005

                           JACKSONVILLE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                        001-14853               59-3472981
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

  100 North Laura Street, Jacksonville, Florida                    32202
  ---------------------------------------------                  ----------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  904-421-3040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             FISCAL YEAR.

On May 24, 2005, Jacksonville Bancorp, Inc. amended its bylaws to include a mandatory retirement age. A copy of the Amendment to Amended and Restated Bylaws reads as follows:



                    AMENDMENT TO AMENDED AND RESTATED BYLAWS
                                       OF
                           JACKSONVILLE BANCORP, INC.

                                   ARTICLE III

                               BOARD OF DIRECTORS

                                      * * *

        SECTION 4. REMOVAL OF DIRECTORS.

Directors may be removed:

        (a) for any reason by a vote of the shareholders owning a majority of the shares then entitled to vote at an election of directors;

        (b) as required by applicable federal or state laws and regulations or the guidelines of any bank regulatory authority; or

        (c) to the extent permitted by law, for cause, by a vote of not less than a majority of the disinterested directors entitled to vote, at a meeting noticed and called expressly for that purpose. The term "cause" is defined to mean the commission of an act of willful misconduct, self-dealing, malfeasance, gross negligence, personal dishonesty, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses). For purposes of this Section, a "disinterested director" is defined to be a director who is not the subject of the removal action.

        (d) by mandatory retirement at the Company's Annual Meeting immediately following his or her 72nd birthday. For purposes of this Section, mandatory retirement shall exclude all directors as of the date of this amendment.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     JACKSONVILLE BANCORP, INC.
                                                     ---------------------------
                                                     (Registrant)

Date:  May 26, 2005

                                                     /s/ Valerie A. Kendall
                                                     ---------------------------
                                                     Valerie A. Kendall
                                                     Executive Vice President
                                                     and Chief Financial Officer